                                            OppenheimerFunds, Inc.
                                           498 Seventh Avenue - 10th Floor
                                                 New York, NY 10018

                                                                       October 22, 2002

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

                  Re:      Oppenheimer International Small Company Fund
                           Reg. No. 333-31537/File No. 811-08299
                           Written Representation of Counsel

To the Securities and Exchange Commission:

         On behalf of  Oppenheimer  International  Small  Company Fund (the "Fund") and pursuant to paragraph (e) of Rule 485 under the
Securities  Act of 1933,  as amended (the "1933  Act"),  and in  connection  with the  Amendment  on Form N-1A which is  Post-Effective
Amendment  No. 8 to the 1933 Act  Registration  Statement of the Fund and  Amendment  No. 10 to its  Registration  Statement  under the
Investment  Company Act of 1940, as amended,  the undersigned  counsel,  who prepared or reviewed such Amendment,  hereby represents to the Commission,  for filing with such Amendment,  that said Amendment does not contain  disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

                                                              Sincerely,

                                                              /s/ Mitchell J. Lindauer

                                                              Mitchell J. Lindauer
                                                              Vice President &
                                                              Assistant General Counsel
                                                              (212) 323-0254
                                                              fax: (212) 323-4070
                                                              mlindauer@oppenheimerfunds.com